Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS FOURTH QUARTER EARNINGS

Revenues of $186.5M;

Revenue Growth of 20 Percent Year-Over-Year

PLEASANTON, Calif. – January 24, 2007 – Polycom, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its earnings for the fourth quarter ended December 31, 2006.

Fourth quarter 2006 consolidated net revenues were $186.5 million, compared to $156.1 million for the fourth quarter of 2005. Non-GAAP net income in the fourth quarter of 2006 was $32.0 million, or 35 cents per diluted share. This compares to Non-GAAP net income of $21.0 million, or 23 cents per diluted share, for the fourth quarter of 2005. Non-GAAP financial measures exclude stock-based compensation expense, the effect of stock-based compensation expense on warranty rates, acquisition-related costs, purchased in-process research and development costs, amortization and impairment of purchased intangibles, restructuring costs, litigation reserves and payments, gain (loss) on strategic investments, income tax effect of the preceding adjustments, tax charge associated with the repatriation of foreign earnings at a one-time favorable tax rate under the American Jobs Creation Act of 2004, income (loss) from discontinued operations, net of taxes, and gain from sale of discontinued operations, net of taxes.

GAAP net income for the fourth quarter of 2006 was $25.8 million, or 28 cents per diluted share. GAAP net income for the fourth quarter of 2006 includes stock-based compensation expense related to the implementation of Statement of Financial Accounting Standard (SFAS) 123R in fiscal 2006 of $4.8 million, net of tax, or 5 cents per diluted share. GAAP net income for the fourth quarter of 2005 was $9.3 million, or 10 cents per diluted share. GAAP net income prior to fiscal 2006 did not include stock-based compensation expense. Including the pro forma stock-based compensation expense previously disclosed in Polycom’s financial statement footnotes, GAAP net income for the fourth quarter of 2005 would have been $5.3 million, or 6 cents per diluted share.

For the year ended December 31, 2006, net revenues were $682.4 million, compared to $580.7 million for the year ended December 31, 2005. Non-GAAP net income for the year ended December 31, 2006 was $98.1 million, or $1.09 per diluted share, compared to $75.5 million, or 78 cents per diluted share for the comparable period of 2005. GAAP net income for the year ended December 31, 2006 was $71.9 million, or 80 cents per diluted share, compared to GAAP net income of $62.7 million, or 65 cents per diluted share, for the same period last year. GAAP net income for year ended December 31, 2006 includes stock-based compensation expense related to the implementation of SFAS 123R in fiscal 2006 of $16.3 million, net of tax, or 18 cents per diluted share. Including the pro forma stock-based compensation expense previously disclosed in Polycom’s financial statement footnotes, GAAP net income for the year ended December 31, 2005 would have been $44.7 million or 46 cents per diluted share.

The reconciliation of the GAAP statement of operations amounts to the respective Non-GAAP figures, for the three and twelve months ended December 31, 2006 and 2005, is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the fourth quarter of 2006 were comprised of 55 percent video communications, or $103.0 million; 28 percent voice communications, or $52.4 million;

and 17 percent network systems, or $31.1 million. This compares to the fourth quarter of 2005, in which consolidated net revenues were comprised of 53 percent video communications, or $83.1 million; 25 percent voice communications, or $39.1 million; and 22 percent network systems, or $33.9 million.

“2006 was an excellent year for Polycom,” said Robert Hagerty, president and CEO. “In fact, Q4 punctuated the year with strength in demand for Polycom voice and video over IP (V²oIP) solutions across all geographies. Throughout 2006, we strengthened our strategic partnerships with Alcatel, Avaya, Cisco, IBM, Microsoft, and Nortel. We also added an important new partnership with Skype. In addition, we broadened our V²oIP offerings with leading service providers across the globe. Collaborative communications has become a key and visible initiative for commercial and public organizations of all sizes, capturing the productivity and agility gains only possible through IP-based unified collaboration.”

Hagerty continued, “We believe Polycom’s product strength, coupled with our strategic partnerships, channel, sales force, and brand, makes us the best positioned company to lead the unified collaboration market space. With Polycom’s recently launched Polycom HDX™ 9000 high definition video products, Polycom HD Voice™ products, and our leading network systems, Polycom is again illustrating that we are a leading innovator in this industry and that our integrated product solution is unparalleled.”

“Polycom’s revenue grew 20 percent year-over-year in the fourth quarter to $186.5 million,” said Michael Kourey, senior vice president, finance and administration, and CFO. “This growth was fueled by sequential revenue gains in all product segments, yielding backlog and deferred revenue growth to record levels—$40.4 million and $61.0 million, respectively. Polycom’s operating margins also expanded in the fourth quarter, driving operating cash flow to $43.7 million.”

About Polycom

Polycom, Inc. is the worldwide leader in unified collaborative communications (UCC) that maximize the efficiency and productivity of people and organizations by integrating the broadest array of video, voice, data and Web solutions to deliver the ultimate communications experience. Polycom’s high quality, standards-based conferencing and collaboration solutions are easy to deploy and manage, as well as intuitive to use. Supported by an open architecture, they integrate seamlessly with leading telephony and presence-based networks. With its market driving technologies, best-in-class products, alliance partnerships, and world-class service, Polycom is the smart choice for organizations seeking proven solutions and a competitive advantage in real-time communications and collaboration. For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

This release contains forward-looking statements, within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, regarding future events, future demand for our products, and the future performance of the Company, including statements regarding Polycom as being best positioned to lead the unified collaboration market space. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners, potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, such as voice and video over IP products and HD products, and changing market demands, including demands for differing technologies or product and services offerings, possible delays in the development, availability and shipment of new products, increasing costs and differing uses of capital, challenges associated with integrating acquired companies, changes in key personnel, the impact of global conflicts such as those in the Middle East, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since January 17, 2007, Polycom will hold a conference call today, January 24, 2007, at 5:00 p.m. EST/2:00 p.m. PST to discuss its fourth quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 800-582-6982; and for callers outside of the US and Canada, by calling 415-537-1885, with the pass code being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21323974. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed, and will be delivered on a when and if available basis.

Polycom and the Polycom logo are registered trademarks and Polycom HDX 9000 and Polycom HD Voice are trademarks in the U.S. and various countries. All other trademarks are the property of their respective owners. ©2007, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Stock-based compensation expense, Effect of stock-based compensation expense on warranty rates, Acquisition-related costs, Purchased in-process research and development costs, Amortization and impairment of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments, Income tax effect of the preceding adjustments, Tax charge associated with the repatriation of foreign earnings at a one-time favorable tax rate under the American Jobs Creation Act of 2004, Income (loss) from discontinued operations, net of taxes, and Gain from sale of discontinued operations, net of taxes

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
Revenues:
Product revenues	$164,784	$137,343	$600,703	$511,462
Service revenues	21,725	18,709	81,682	69,197

Total revenues	186,509	156,052	682,385	580,659

Cost of revenues:
Cost of product revenues	59,837	50,209	216,932	179,837
Cost of service revenues	10,973	10,252	41,380	39,680

Total cost of revenues	70,810	60,461	258,312	219,517

Gross profit	115,699	95,591	424,073	361,142

Operating expenses:
Sales and marketing	43,188	37,131	163,060	142,719
Research and development	27,585	23,760	107,020	91,479
General and administrative	10,287	8,494	39,409	35,631

Total operating expenses	81,060	69,385	309,489	269,829

Operating income	34,639	26,206	114,584	91,313
Interest income, net	7,022	3,346	21,164	12,848
Other income (expense), net	139	(28)	540	(5)

Income before provision for income taxes	41,800	29,524	136,288	104,156
Provision for income taxes	9,815	8,493	38,161	28,644

Non-GAAP net income	$31,985	$21,031	$98,127	$75,512

Basic net income per share	$0.36	$0.23	$1.11	$0.79

Diluted net income per share	$0.35	$0.23	$1.09	$0.78

Weighted average shares outstanding for basic net income per share	89,397	91,159	88,419	95,691

Weighted average shares outstanding for diluted net income per share	91,880	92,385	90,373	97,014

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results and are excluded by management for purposes of internal budgets and making operational decisions. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
Revenues:
Product revenues	$164,784	$137,343	$600,703	$511,462
Service revenues	21,725	18,709	81,682	69,197

Total revenues	186,509	156,052	682,385	580,659

Cost of revenues:
Cost of product revenues (includes stock-based compensation expense under SFAS 123R of $366 and $1,474 for the three and twelve months ended December 31, 2006, respectively, and $0 for the three and twelve months ended December 31, 2005)	60,211	50,209	218,810	179,837
Cost of service revenues (includes stock-based compensation expense under SFAS 123R of $421 and $1,734 for the three and twelve months ended December 31, 2006, respectively, and $0 for the three and twelve months ended December 31, 2005)	11,394	10,252	43,114	39,680

Total cost of revenues	71,605	60,461	261,924	219,517

Gross profit	114,904	95,591	420,461	361,142

Operating expenses:
Sales and marketing (includes stock-based compensation expense under SFAS 123R of $1,792 and $6,768 for the three and twelve months ended December 31, 2006, respectively, and $0 for the three and twelve months ended December 31, 2005)	44,980	37,131	169,828	142,719
Research and development (includes stock-based compensation expense under SFAS 123R of $1,772 and $7,311 for the three and twelve months ended December 31, 2006, respectively, and $0 for the three and twelve months ended December 31, 2005)	29,357	23,760	114,331	91,479
General and administrative (includes stock-based compensation expense under SFAS 123R of $1,430 and $6,001 for the three and twelve months ended December 31, 2006, respectively, and $0 for the three and twelve months ended December 31, 2005)	11,717	8,494	45,410	35,631
Acquisition-related costs	24	30	161	351
Purchased in-process research and development	—	—	—	300
Amortization and impairment of purchased intangibles	2,812	3,585	7,452	8,790
Restructuring costs	543	(7)	2,410	633
Litigation reserves and payments	—	—	—	(93)

Total operating expenses	89,433	72,993	339,592	279,810

Operating income	25,471	22,598	80,869	81,332
Interest income, net	7,022	3,346	21,164	12,848
Gain (loss) on strategic investments	176	(1,600)	176	2,908
Other income (expense), net	139	(28)	540	(5)

Income from continuing operations before provision for income taxes	32,808	24,316	102,749	97,083
Provision for income taxes	7,045	15,051	30,825	34,722

Income from continuing operations	25,763	9,265	71,924	62,361
Gain from sale of discontinued operations, net of taxes	—	—	—	384

Net income	$25,763	$9,265	$71,924	$62,745

Basic net income per share:
Income per share from continuing operations	$0.29	$0.10	$0.81	$0.66
Gain per share from sale of discontinued operations, net	—	—	—	—

Basic net income per share	$0.29	$0.10	$0.81	$0.66

Diluted net income per share:
Income per share from continuing operations	$0.28	$0.10	$0.80	$0.65
Gain per share from sale of discontinued operations, net	—	—	—	—

Diluted net income per share	$0.28	$0.10	$0.80	$0.65

Weighted average shares outstanding for basic net income per share	89,397	91,159	88,419	95,691

Weighted average shares outstanding for diluted net income per share	91,880	92,385	90,373	97,014

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2006				December 31, 2006
	GAAP	Excluded		Non-GAAP	GAAP	Excluded		Non-GAAP
Revenues:
Product revenues	$164,784	$—		$164,784	$600,703	$—		$600,703
Service revenues	21,725	—		21,725	81,682	—		81,682

Total revenues	186,509	—		186,509	682,385	—		682,385

Cost of revenues:
Cost of product revenues	60,211	374	(a)(b)	59,837	218,810	1,878	(a)(c)	216,932
Cost of service revenues	11,394	421	(a)	10,973	43,114	1,734	(a)	41,380

Total cost of revenues	71,605	795		70,810	261,924	3,612		258,312

Gross profit	114,904	(795)		115,699	420,461	(3,612)		424,073

Operating expenses:
Sales and marketing	44,980	1,792	(a)	43,188	169,828	6,768	(a)	163,060
Research and development	29,357	1,772	(a)	27,585	114,331	7,311	(a)	107,020
General and administrative	11,717	1,430	(a)	10,287	45,410	6,001	(a)	39,409
Acquisition-related costs	24	24		—	161	161		—
Amortization and impairment of purchased intangibles	2,812	2,812		—	7,452	7,452		—
Restructuring costs	543	543		—	2,410	2,410		—

Total operating expenses	89,433	8,373		81,060	339,592	30,103		309,489

Operating income	25,471	(9,168)		34,639	80,869	(33,715)		114,584
Interest income, net	7,022	—		7,022	21,164	—		21,164
Gain on strategic investments	176	176		—	176	176		—
Other income, net	139	—		139	540	—		540

Income from continuing operations before provision for income taxes	32,808	(8,992)		41,800	102,749	(33,539)		136,288
Provision for income taxes	7,045	(2,770)		9,815	30,825	(7,336)		38,161

Net income	$25,763	$(6,222)		$31,985	$71,924	$(26,203)		$98,127

Basic net income per share	$0.29	$(0.07)		$0.36	$0.81	$(0.30)		$1.11

Diluted net income per share	$0.28	$(0.07)		$0.35	$0.80	$(0.29)		$1.09

Weighted average shares outstanding for basic net income per share	89,397			89,397	88,419			88,419

Weighted average shares outstanding for diluted net income per share	91,880			91,880	90,373			90,373

(a)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment” during the period.
(b)	Excluded amount includes $8 related to the effect of stock-based compensation on warranty expense rates.
(c)	Excluded amount includes $404 related to the effect of stock-based compensation on warranty expense rates.

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2005				December 31, 2005
	GAAP	Excluded		Non-GAAP	GAAP	Excluded		Non-GAAP
Revenues:
Product revenues	$137,343	$—		$137,343	$511,462	$—		$511,462
Service revenues	18,709	—		18,709	69,197	—		69,197

Total revenues	156,052	—		156,052	580,659	—		580,659

Cost of revenues:
Cost of product revenues	50,209	—		50,209	179,837	—		179,837
Cost of service revenues	10,252	—		10,252	39,680	—		39,680

Total cost of revenues	60,461	—		60,461	219,517	—		219,517

Gross profit	95,591	—		95,591	361,142	—		361,142

Operating expenses:
Sales and marketing	37,131	—		37,131	142,719	—		142,719
Research and development	23,760	—		23,760	91,479	—		91,479
General and administrative	8,494	—		8,494	35,631	—		35,631
Acquisition-related costs	30	30		—	351	351		—
Purchased in-process research and development	—	—		—	300	300		—
Amortization and impairment of purchased intangibles	3,585	3,585		—	8,790	8,790		—
Restructuring costs	(7)	(7)		—	633	633		—
Litigation reserves and payments	—	—		—	(93)	(93)		—

Total operating expenses	72,993	3,608		69,385	279,810	9,981		269,829

Operating income	22,598	(3,608)		26,206	81,332	(9,981)		91,313
Interest income, net	3,346	—		3,346	12,848	—		12,848
Gain (loss) on strategic investments	(1,600)	(1,600)		—	2,908	2,908		—
Other expense, net	(28)	—		(28)	(5)	—		(5)

Income from continuing operations before provision for income taxes	24,316	(5,208)		29,524	97,083	(7,073)		104,156
Provision for income taxes	15,051	6,558	A	8,493	34,722	6,078	A	28,644

Income from continuing operations	9,265	(11,766)		21,031	62,361	(13,151)		75,512
Gain from sale of discontinued operations, net of taxes	—	—		—	384	384		—

Net income	$9,265	$(11,766)		$21,031	$62,745	$(12,767)		$75,512

Basic net income per share:
Income per share from continuing operations	$0.10	$(0.13)		$0.23	$0.66	$(0.13)		$0.79
Gain per share from sale of discontinued operations, net	—	—		—	—	—		—

Basic net income per share	$0.10	$(0.13)		$0.23	$0.66	$(0.13)		$0.79

Diluted net income per share:
Income per share from continuing operations	$0.10	$(0.13)		$0.23	$0.65	$(0.13)		$0.78
Gain per share from sale of discontinued operations, net	—	—		—	—	—		—

Diluted net income per share	$0.10	$(0.13)		$0.23	$0.65	$(0.13)		$0.78

Weighted average shares outstanding for basic net income per share	91,159			91,159	95,691			95,691

Weighted average shares outstanding for diluted net income per share	92,385			92,385	97,014			97,014

Note A:	Non-GAAP Provision for Income Taxes excludes $7.5 million related to a distribution of cash from our foreign subsidiaries of $137.5 million, of which $118.1 million is deemed an extraordinary dividend. The resultant tax reflects the one-time favorable tax rates pursuant to the American Jobs Creation Act of 2004.

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2006	December 31, 2005
ASSETS
Current assets
Cash and cash equivalents	$316,368	$189,271
Investments	157,345	88,191
Trade receivables, net	79,057	69,419
Inventories	48,029	45,782
Deferred taxes	22,459	31,407
Prepaid expenses and other current assets	16,719	13,668

Total current assets	639,977	437,738
Property and equipment, net	39,426	35,293
Long-term investments	102,133	182,942
Goodwill	356,755	359,071
Purchased intangibles, net	12,935	20,332
Deferred taxes	16,746	17,070
Other assets	22,043	18,954

Total assets	$1,190,015	$1,071,400

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$53,602	$46,882
Accrued payroll and related liabilities	22,182	13,092
Taxes payable	58,092	60,784
Deferred revenue	40,227	37,908
Other accrued liabilities	39,780	32,832

Total current liabilities	213,883	191,498
Long-term deferred revenue	20,798	12,915
Other long-term liabilities	8,614	10,118

Total liabilities	243,295	214,531
Stockholders’ equity	946,720	856,869

Total liabilities and stockholders’ equity	$1,190,015	$1,071,400

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 31, 2006	December 31, 2005
Cash flows from operating activities:
Net income	$71,924	$62,745
Adjustments:
Gain from sale of discontinued operations, net of taxes	—	(384)
Depreciation and amortization	21,035	20,720
Amortization and impairment of purchased intangibles	7,452	8,790
Provision for doubtful accounts	120	—
Provision for (benefit from) excess and obsolete inventories	1,306	(731)
Non-cash stock based compensation	23,288	—
Excess tax benefits from stock-based compensation	(10,246)	—
Tax benefit from exercise of stock options	—	1,408
Gain on strategic investments	(176)	(2,908)
Amortization of unearned stock-based compensation	—	35
Purchase of in-process research and development	—	300
Loss on disposals of property and equipment	116	367
Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(9,774)	(6,447)
Inventories	(3,568)	(16,290)
Deferred taxes	9,264	20,916
Prepaid expenses and other assets	(4,783)	6,341
Accounts payable	6,720	209
Taxes payable	9,139	7,899
Other accrued liabilities	25,869	14,414

Net cash provided by operating activities	147,686	117,384

Cash flows from investing activities:
Purchase of property and equipment	(23,475)	(16,758)
Purchases of investments	(660,668)	(458,806)
Proceeds from sale and maturity of investments	669,812	631,673
Proceeds from sale of discontinued operations	—	604
Net cash paid in purchase acquisitions	(188)	(8,648)

Net cash provided by (used in) investing activities	(14,519)	148,065

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	87,304	11,458
Repurchase of common stock	(103,620)	(183,967)
Excess tax benefits from stock-based compensation	10,246	—

Net cash used in financing activities	(6,070)	(172,509)

Net increase in cash and cash equivalents	127,097	92,940
Cash and cash equivalents, beginning of period	189,271	96,331

Cash and cash equivalents, end of period	$316,368	$189,271